Intangible Assets, Goodwill and Other	12 Months Ended
Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure	Goodwill and Other Intangible Assets
During the fourth quarter of 2024, our internal reporting and management structure changed in connection with our 2024 Transformation Initiative, resulting in changes to the composition of our reportable segments and reporting units. As a result, we have allocated goodwill to the new reporting units using the relative fair value approach, and have reflected the impact of these changes in all historical periods presented. Refer to Note 1 and 16 for further information on this reorganization and the impact to our segments.
The changes in the carrying amount of goodwill by reportable segment were as follows:

	NA	IPC	Total
Balance as of December 31, 2022	$1,128	$752	$1,880
Divestiture	—	—	—
Effect of foreign currency translation	—	14	14
Balance as of December 31, 2023	1,128	766	1,894
Divestiture	(15)	—	(15)
Effect of foreign currency translation	—	(83)	(83)
Balance as of December 31, 2024	$1,113	$683	$1,796
Prior to the reorganization discussed above, we completed our required annual assessment of goodwill for impairment for all our reporting units using a qualitative assessment as of the first day of the third quarter of the year ended December 31, 2024, concluding that it was more likely than not that the fair value of each reporting unit significantly exceeded the respective carrying amounts.
As a result of our segment reorganization, we reassigned assets and liabilities to the applicable reporting units and allocated goodwill using a relative fair value approach. As this change in the composition of our reporting units was considered a goodwill triggering event, we performed an impairment test on both a pre- and post- reorganization basis. In both cases, we concluded there was no goodwill impairment as the fair value of each reporting unit significantly exceeded the respective carrying amounts.
The carrying amounts of Other Intangible Assets, Net, were as follows:

	December 31
	2024			2023
	Gross Carrying Amount(b)	Accumulated Amortization(b)	Net Carrying Amount	Gross Carrying Amount(b)	Accumulated Amortization(b)	Net Carrying Amount
Intangible assets with indefinite lives:
Brand names	$46	$—	$46	$68	$—	$68
Intangibles with finite lives:
Trademarks and brand names	53	(40)	13	97	(41)	56
Other intangible assets(a)	33	(12)	21	76	(12)	64
Total intangible assets with finite lives	86	(52)	34	173	(53)	120
Total	$132	$(52)	$80	$241	$(53)	$188
(a)    Other intangible assets primarily include customer and distributor relationships.
(b)    Amounts reflect impairments noted below and are subject to foreign currency adjustments.
Amortization expense relating to the intangible assets with finite lives was $7, $11 and $14 for the years ended December 31, 2024, 2023 and 2022, respectively. Based on the carrying values of the intangible assets with finite lives as of December 31, 2024, amortization expense for each of the next five years is estimated to be approximately $1.
For 2024, we completed the required annual assessment of indefinite-lived intangible assets, other than goodwill, for impairment using a qualitative assessment as of the first day of the third quarter, and other than discussed below, we determined that it is more likely than not that the fair value is more than the carrying amount for each of these intangible assets.
2024 Intangible Asset Impairment
During the third quarter of 2024, we revised internal financial projections for our Softex and Thinx businesses to reflect updated expectations of future financial performance in light of current performance and as part of our re-organization efforts discussed in Note 2. As part of these revisions, we performed impairment assessments for our indefinite-lived brand names and finite-lived intangible assets, primarily brand names and distributor relationships. As a result of these assessments, we recognized impairment charges of $97 pre-tax ($57 after-tax) to write-down these intangible assets to their respective fair values. The valuation methods used in the assessments included the relief from royalty and distributor relationships methods. These impairment charges were primarily caused by increased attrition in our distributor relationships valuation model and the continued challenges arising from modified consumer shopping behavior in the post-COVID-19 period coupled with revisions to our long-term strategy and outlook. These noncash charges were included in Impairment of intangible assets in our Consolidated Statements of Income and in Asset impairments within Operating Activities in our Consolidated Statements of Cash Flows.
2023 Intangible Asset Impairment
In the second quarter of 2023, we conducted forecasting and strategic reviews and integration assessments of our Softex Indonesia business, acquired in the fourth quarter of 2020, and with performance below expectations since acquisition, we revised internal financial projections of the business to reflect updated expectations of future financial performance. These reviews and the subsequent revisions in the projections highlighted challenges for the Softex business arising from modified consumer shopping behavior in the post-COVID-19 period, inflationary pressures and other macroeconomic factors and increased competitive activity in the region. As a result of separate management reviews, we also have revised internal financial projections associated with our acquisition of a controlling interest in Thinx as a result of performance below expectations due to the impact of modified consumer shopping behavior in the post-COVID-19 period.
These revisions were considered triggering events requiring interim impairment assessments to be performed relative to the intangible assets that had been recorded as part of these acquisitions. These intangible assets included indefinite-lived and finite-lived brands and finite-lived distributor and customer relationships. As a result of the interim impairment assessments, we recognized impairment charges, principally arising from the impairment charge of $593 related to the Softex business, totaling $658 pre-tax ($483 after-tax) to write-down these intangible assets to their respective fair values aggregating to $188 as of June 30, 2023. The valuation methods used in the assessments included the relief from royalty and distributor and customer relationships methods. This noncash charge was included in Impairment of intangible assets in our Consolidated Statements of Income and in Asset impairments within Operating Activities in our Consolidated Statements of Cash Flows.
We believe our estimates and assumptions used in the valuations are reasonable and comparable to those that would be used by other market participants; however, actual events and results could differ substantially from those used in the valuation, and to the extent such factors result in a failure to achieve the projected cash flows used to estimate fair value, additional noncash impairment charges could be required in the future.